Creating a new leader in RF Solutions 1 Exhibit 99.2

• All stock transaction in which post-closing RFMD and TriQuint shareholders will each own approximately 50% of NewCo
• TriQuint exchange ratio of 1.675x for new company shares
• RFMD exchange ratio of 1.0x for new company shares
• Tax free transaction
Pro Forma Ownership
Structure
•
8 of the 10 directors will be independent
Board of Directors
• Robert Bruggeworth will serve as Chief Executive Officer
• Steve Buhaly will serve as Chief Financial Officer
• Dean Priddy will serve as Executive VP of Administration responsible for integration and synergy value creation
Leadership
• Expected to close in second half of 2014
• Customary closing conditions include:  Approval of RFMD and TriQuint shareholders and regulatory approvals
Closing Conditions
& Timing
Terms of the deal
•
Ralph Quinsey will serve as Non-Executive Chairman
•
Board will be composed of 10 directors, with 5 each from the existing boards of both companies

Customers benefit from new scale advantages in manufacturing and R&D, as well as an aggressive roadmap of new products and technologies
Greatly improved financial model with performance improving to best in class as synergies are realized
Drive innovation at the heart of the mobile data ecosystem –
from base station to mobile device – to deliver the industry’s most comprehensive portfolio of critical RF technologies to
mobile and infrastructure customers

Strategic Rationale

2,500
2,000
1,500
1,000
500
0
'00
'01
'02
'03
'04
'05
'06
'07
'08
'09
'10
'11
'12
'13E
'14E
'15E
'16E
'17E
2G
2.5G
3G
4G

18
9
0
1.5 EB
2.6 EB
4.4 EB
7.0 EB
10.8 EB
15.9 EB
2013
2014
2015
2016
2017
2018

50
40
30
20
10
0
2
6
43
'05
'10
'15E

(1) Source:  IDC. Note: 2G consists of GSM and iDEN; 2.5G consists of CDMA 2000 1xRTT, EDGE and GPRS; 3G consists of
CDMA 2000 1xEV-DO, TD-SCDMA, UMTS/WCDMA and HSDPA/HSPA; 4G consists of LTE, TD-LTE and WiMAX.
(2) Source:  Cisco Visual Networking Index: Global Mobile Data Traffic Forecast, 2014.
(3) Source: Management.

•
The world’s demand for mobile data is growing exponentially
•
The wireless industry is rapidly changing to meet this challenge and build the next generation of mobile devices and network
infrastructure
Mobile Device
Growth
Mobile Traffic
Growth
RF Complexity
Mobile Phone
Shipments (mm)(1)
Exabytes per
Month (2)
Total Frequency
Bands (3)
Mobile Industry Landscape

•
Demand for network capacity and LTE deployments are
driving growth in the base station and optical transport
markets
•
Combined company will remain committed to the defense
market as a driver of innovative new technologies
•
GaN provides a disruptive growth opportunity within the
infrastructure and defense markets
Infrastructure & Defense Landscape

Filters
GaAs
PA
Silicon
PA
Envelope
Tracking
SAW TC-SAW BAW WLP Switch ASM
Antenna
Tuning
Mobile
Mobile
Mobile
GaN Radar
Optical
Drivers
BTS CATV Wi-Fi
Foundry
GaN
PA
Standard
products
GaAs SiGe RX TX Amplifiers PA Filters
Infrastructure
Infrastructure
& Defense
& Defense
NewCo: Strength of Combined Portfolio
Power Amplifiers Switch / Antenna
Wi-Fi

* Non-GAAP Metrics; Assumes $150M in synergies across manufacturing costs and operating expenses; no revenue synergies are assumed as part of the transaction.
Enhanced Financial Profile
• Integration trends are creating larger
opportunities for broad based suppliers
• New scale advantages
New growth
opportunities
• $150M in annualized cost synergies
-
$75M exiting year one
Additional $75M exiting year two
Cost
Synergies
• Accretive to EPS in first full fiscal year
following transaction close
EPS Accretion
-

Metric Target
Revenue Growth Greater than the
Industry
Gross Margin 45%
Operating
Expenses
20%
Operating Margin 25%

* Non-GAAP Metrics; Assumes $150M in synergies across manufacturing costs and operating expenses; no revenue synergies are assumed as part of the transaction.
Managing to a New Operating Model

9 Creating a New Leader in RF Solutions

Forward-Looking Statements
This communication contains forward-looking statements, including but not limited to those regarding the proposed business combination between RF Micro Devices, Inc. (“RFMD”) and TriQuint Semiconductor, Inc. (“TriQuint”) (the “Business Combination”)
and the transactions related thereto.  These statements may discuss the anticipated manner, terms and conditions upon which the
Business Combination will be consummated, the future performance and trends of the combined businesses, the synergies expected to result from the Business Combination, and similar statements. Forward-looking statements may contain words such as “expect,” “believe,” “may,” “can,” “should,” “will,” “forecast,” “anticipate” or similar expressions, and include the assumptions that underlie such statements. These statements are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements, including but not limited to: the ability of the parties to consummate the Business Combination in a timely manner or at all; satisfaction of the conditions precedent to consummation of the Business Combination, including the ability to secure regulatory approvals in a timely manner or at all, and approval by RFMD’s shareholders and TriQuint’s stockholders; the possibility of litigation (including related to the transaction itself);
RFMD and TriQuint’s ability to successfully integrate their operations, product lines, technology and employees and realize synergies from the Business Combination; unknown, underestimated or undisclosed commitments or liabilities; the level of demand for the combined companies’ products, which is subject to many factors, including uncertain global economic and industry conditions, demand for electronic products and semiconductors, and customers’ new technology and capacity requirements;
RFMD’s and TriQuint’s ability to (i) develop, deliver and support a broad range of products, expand their markets and develop new markets, (ii) timely align their cost structures with business conditions, and (iii) attract, motivate and retain key employees; and
other risks described in RFMD’s and TriQuint’s Securities and Exchange Commission (“SEC”) filings. All forward-looking statements are based on management’s estimates, projections and assumptions as of the date hereof. Neither RFMD nor TriQuint undertakes any obligation to update any forward-looking statements.
No Offer or Solicitation
This communication is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of
1933, as amended.
Additional Information and Where to Find It
In connection with the proposed Business Combination, a newly-formed holding company under RFMD (“HoldCo”) will file with the
SEC a Form S-4 (the “Registration/Joint Proxy Statement”) which will include a registration statement and prospectus with respect to
HoldCo’s shares to be issued in the Business Combination and a joint proxy statement of TriQuint and RFMD in connection with the
Business Combination. The definitive Registration/Joint Proxy Statement will contain important information about the proposed
Business Combination and related matters.  SECURITY HOLDERS ARE URGED AND ADVISED TO READ THE REGISTRATION/JOINT
PROXY STATEMENT CAREFULLY WHEN IT BECOMES AVAILABLE. The Registration/Joint Proxy Statement and other relevant materials
(when they become available) and any other documents filed by HoldCo, RFMD or TriQuint with the SEC may be obtained free of charge at the SEC’s website, at www.sec.gov.

In addition, security holders of TriQuint will be able to obtain free copies of the Registration/Joint Proxy Statement from TriQuint by contacting Investor Relations by mail at TriQuint Semiconductor, Inc., 2300 N.E. Brookwood Parkway, Hillsboro, Oregon 97124, Attn:
Investor Relations Department, by telephone at (503) 615-9413, or by going to TriQuint’s Investor Relations page on its corporate website at www.triquint.com; and security holders of RFMD will be able to obtain free copies of the Registration/Joint Proxy
Statement from RFMD by contacting Investor Relations by mail at RF Micro Devices, Inc., 7628 Thorndike Road Greensboro, North
Carolina 27409-9421, Attn: Investor Relations Department, by telephone at (336) 678-7088, or by going to RFMD’s Investor
Relations page on its corporate web site at www.rfmd.com.
Participants in the Solicitation
RFMD, TriQuint and HoldCo and their respective directors, executive officers and various other members of management and employees may be deemed to be participants in the solicitation of proxies from RFMD’s shareholders in connection with the proposed Business Combination.  Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of TriQuint or RFMD security holders in connection with the proposed Business Combination will be set forth in the
Registration/Joint Proxy Statement when it is filed with the SEC.  Information about TriQuint’s directors and executive officers is set forth in TriQuint’s Proxy Statement on Schedule 14A for its 2013 Annual Meeting of Shareholders, which was filed with the SEC on
April 1, 2013, and its Annual Report on Form 10-K for the fiscal year ended December 31, 2013, which was filed with the SEC on
February 21, 2014.  These documents are available free of charge at the SEC’s web site at www.sec.gov, and from TriQuint by contacting Investor Relations by mail at TriQuint Semiconductor, Inc., 2300 N.E. Brookwood Parkway, Hillsboro, Oregon 97124, Attn:
Investor Relations Department, by telephone at (503) 615-9413, or by going to TriQuint’s Investor Relations page on its corporate web site at www.triquint.com.  Information about RFMD’s directors and executive officers is set forth in RFMD’s Proxy Statement on
Schedule 14A for its 2013 Annual Meeting of Shareholders, which was filed with the SEC on June 28, 2013, and its Annual Report on
Form 10-K for the fiscal year ended March 30, 2013, which was filed with the SEC on May 24, 2013.  These documents are available free of charge at the SEC’s web site at www.sec.gov, and from RFMD by contacting Investor Relations by mail at RF Micro Devices,
Inc., 7628 Thorndike Road Greensboro, North Carolina 27409-9421, Attn: Investor Relations Department, by telephone at (336)
678-7088, or by going to RFMD’s Investor Relations page on its corporate web site at www.rfmd.com.  Additional information regarding the interests of these potential participants in the solicitation of proxies in connection with the proposed Business
Combination will be included in the Registration/Joint Proxy Statement and the other relevant documents filed with the SEC when they become available.